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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: February 19, 1997



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



             California                File No. 0-19231         68-0166366
    (State or other jurisdiction of (Commission File Number)   (IRS Employer)
    Incorporated or organization)                           Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California            95404-4905
         (Address of principal executive offices)                 (Zip Code)



         Registrant's telephone number, including area code: (707) 545-9611





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Item 5.  Other Events

Press release for the following (article attached):

         Redwood Empire Bancorp announces management change at its Allied Bank subsidiary.













                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



             2-19-97
Date:  ___________________    REDWOOD EMPIRE BANCORP
                                    (Registrant)



                           By:__________________________
                              James E. Beckwith
                              Executive Vice President and
                              Chief Financial Officer


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                         FOR:     REDWOOD EMPIRE BANCORP

                 APPROVED BY:     James Beckwith
                                  Chief Financial Officer
                                  (707) 573-4988

                     CONTACT:     Morgen-Walke Associates, Inc.
                                  Doug Sherk, John Swenson, David Gennarelli
                                  (415) 296-7383
For Immediate Release             Emily Dupree, Joshua Passman
                                  (212) 850-5600


              REDWOOD EMPIRE BANCORP ANNOUNCES MANAGEMENT CHANGE AT
                           ITS ALLIED BANK SUBSIDIARY


SANTA ROSA, Calif. (February 8, 1997) -- Redwood Empire Bancorp (AMEX: REB) today announced that Martin McCormick, 39, president and a board member of Allied Bank F.S.B., has resigned to pursue other interests. Patrick W. Kilkenny, in addition to his duties as chief executive officer of Allied, will assume the responsibilities of Mr. McCormick. Allied Bank F.S.B. is a wholly owned subsidiary of Redwood Empire Bancorp and is a sister company to National Bank of the Redwoods. Redwood Empire Bancorp recently received regulatory approval to merge its two operating subsidiaries: Allied Bank, F.S.B., a savings institution, and National Bank of the Redwoods, a commercial bank.

         In an unrelated matter, Redwood Empire Bancorp's Board of Directors is seeking to bolster its sub-prime lending unit, Allied Diversified Credit. "Allied's Diversified Credit unit will be an important strategic business unit of the Company," said Tom Whitaker, Chairman of Redwood Empire Bancorp. "We intend to provide this business unit, lead by division head, Steve Bowman, 35, the resources necessary to fulfill its potential. With the recent announcement of our consolidation approval, we continue to be excited about future prospects for Redwood and increasing shareholder value."

         Redwood Empire Bancorp is currently the holding company for two operating subsidiaries: Allied Bank, F.S.B., a savings institution, and National Bank of the Redwoods, a commercial bank. The Company operates through branches and loan production offices in various Northern California locations.

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